Acquisition (Notes)	12 Months Ended
Dec. 31, 2015
Business Acquisition [Line Items]
Mergers, Acquisitions and Dispositions Disclosures [Text Block]
Acquisition
On August 17, 2015, we completed the acquisition of privately held RKI Exploration & Production, LLC (“RKI”). Per the terms of the merger agreement, the purchase price was $2.75 billion, consisting of 40 million unregistered shares of WPX common stock and approximately $2.28 billion in cash (the “Acquisition”). The cash consideration was subject to closing adjustments and was reduced by our assumption of $400 million of aggregate principal amount of RKI's senior notes and amounts outstanding under RKI's revolving credit facility along with other working capital items. The closing adjustments are subject to change as closing estimates are finalized. We incurred approximately $23 million of acquisition-related costs, primarily related to legal and advisory fees which are reflected on a separate line item on the Consolidated Statements of Operations. In addition, we incurred $16 million of acquisition bridge facility fees, included in interest expense, and a $65 million loss on extinguishment of RKI's senior notes, reflected as a separate line in the Consolidated Statements of Operations.
RKI was engaged in the acquisition, exploration, development and production of oil and natural gas properties located onshore in the continental United States, concentrated primarily in the Permian Basin, and more specifically the Delaware Basin sub-area, which span parts of New Mexico and Texas. RKI also had oil and gas properties in the Powder River Basin. In connection with the Acquisition, RKI contributed its Powder River Basin assets and other properties outside the Delaware Basin to a wholly owned RKI subsidiary, the ownership interests of which were distributed to RKI's equity holders in connection with the Acquisition. Thus, we acquired RKI exclusive of the Powder River Basin assets and other properties outside the Delaware Basin.
The majority of RKI's Delaware Basin leasehold is located in Loving County, Texas and Eddy County, New Mexico. RKI's assets in the Permian Basin include approximately 92,000 net acres in the core of the Permian's Delaware Basin. RKI operated 659 gross producing wells in the Delaware Basin with an average working interest of approximately 93 percent. RKI's average net daily production from its Delaware Basin properties for the year ended December 31, 2014 was 18.7 Mboe per day, 43 percent of which was oil, 34 percent natural gas and 23 percent NGLs. As of December 31, 2014, RKI reported proved reserves in the Delaware Basin of 101.5 MMboe, 40 percent of which was oil, 35 percent natural gas and 25 percent NGLs.
WPX funded the Acquisition with proceeds from a combination of debt, preferred stock and common stock offerings along with available cash on hand and borrowings under its revolving credit facility. See Notes 8 and 13 for further discussion on the financing of this transaction.
The following table presents the unaudited pro forma financial results for the years ended December 31, 2015 and 2014 as if the Acquisition and related financings had been completed January 1, 2014. In addition, the year ended December 31, 2015 has been adjusted to exclude $23 million of acquisition costs, $65 million loss on extinguishment of acquired debt and $16 million of acquisition bridge facility fees. The unaudited pro forma financial information does not purport to be indicative of results of operations that would have occurred had the Acquisition occurred on the date assumed or for the periods presented, nor is such information indicative of the Company's expected future results of operations.

	Years Ended December 31,
	2015	2014
	(Millions)
Revenues	$1,578	$2,905
Net income (loss) from continuing operations attributable to WPX Energy, Inc.	$81	$278

The Acquisition qualified as a business combination, and as a result, we must estimate the fair value of the underlying shares distributed, the assets acquired and the liabilities assumed as of the August 17, 2015 acquisition date. The fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements also utilize assumptions of market participants. We used a combination of market data, discounted cash flow models and replacement estimates in determining the fair value of the oil and gas properties and the related midstream assets. All of which include estimates and assumptions such as future commodity prices, projections of estimated quantities of oil and natural gas reserves, expectations for timing and amount of future development and operating costs, projections of future rates of production, expected recovery rates and risk adjusted discount rates. These assumptions represent Level 3 inputs. Deferred taxes must also be recorded for any differences between the assigned values and the carryover tax bases of assets and liabilities. Estimated deferred taxes are based on available information concerning the tax bases of assets acquired and liabilities assumed and carryovers at the Acquisition date (see Note 9).
The initial accounting for the Acquisition is preliminary and adjustments to provisional amounts for properties and equipment, certain accrued receivables and liabilities and related deferred taxes or recognition of additional assets acquired or liabilities assumed may occur as additional information is obtained about facts and circumstances that existed at the Acquisition date. In addition, the cash consideration is subject to change due to post-closing adjustments to the working capital estimates at the time of closing. Such adjustments could result in the recognition of goodwill which would be subject to impairment review. The following table summarizes the consideration paid for the Acquisition and the preliminary estimates of fair value of the assets acquired and liabilities assumed as of the Acquisition date. The purchase price allocation is preliminary and subject to adjustment, specifically post-closing working capital adjustments, finalization of the valuation of oil and gas properties and midstream assets and deferred taxes. These amounts will be finalized as soon as possible, but no later than September 30, 2016.

Purchase Price Allocation
(Millions)
Consideration:
Cash, net of an estimated post-close settlement	$1,251
Fair value of WPX common stock issued	296
Total consideration	$1,547
Fair value of liabilities assumed:
Accounts payable	$104
Accrued liabilities	74
Deferred income taxes	692
Long-term debt	990
Asset retirement obligation	23
Total liabilities assumed as of December 31, 2015	1,883
Fair value of assets acquired:
Cash and cash equivalents	51
Accounts receivable, net	80
Derivative assets, current	97
Derivative assets, noncurrent	34
Inventories	12
Other current assets	3
Properties and equipment(a)	3,149
Other noncurrent assets	4
Total assets acquired as of December 31, 2015	3,430
Net fair value of assets and liabilities	$1,547
__________
(a) Properties and equipment reflect the following as of the Acquisition date:

Proved properties	$881
Unproved properties	2,108
Gathering, processing and other facilities	157
Other	3
Total	$3,149